UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 11, 2026
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TRULIEVE CANNABIS CORP.
(Exact Name of Registrant as specified in its charter)
___________________

British Columbia	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3494 Martin Hurst Road
Tallahassee, FL 32312
(Address of principal executive offices and zip code)

(850) 298-8866
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares, no par value	TRLV	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jason Pernell as President

On June 11, 2026 (the “Termination Date”), the Company and Jason Pernell mutually agreed that Mr. Pernell shall terminate his employment his position of President of Trulieve Cannabis Corp. (the “Company”) effective immediately. In connection with this termination, Mr. Pernell and the Company entered into a Separation Agreement and General Release, dated as of June l1, 2026 (the “Separation Agreement”).

Pursuant to the Separation Agreement, each of the Company and Mr. Pernell agreed to a mutual release of certain claims, and Mr. Pernell agreed not to, among other things, sell, grant, secure, pledge, or otherwise transfer, dispose of or monetize the Company’s subordinate voting shares or other equity securities held in his name for a period of one year from the date of the Separation Agreement.

Contingent upon Mr. Pernell’s compliance with all the provisions of the Separation Agreement, he is entitled to (i) the quarterly performance bonus for the second quarter of fiscal year 2026 pursuant to the Company’s customary executive bonus payment practices and (ii) be paid a prorated portion of the balance of the target performance bonus for fiscal year 2026 pursuant to the Company’s customary executive bonus payment practices after 2026 earnings.

The Separation Agreement also provides Mr. Pernell with, among other things:
•a severance payment of $15,000;
•if Mr. Pernell elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company shall pay on the Employee’s behalf the full amount of the COBRA premium due for medical, dental, and vision coverage for the Employee and any of the Employee’s covered dependents which is equivalent to the coverage the Employee maintained prior to termination of the Employee’s employment with the Company until the earliest of (i) the eighteenth month anniversary of the Employee’s termination date, or (ii) the date on which the Employee either receives or becomes eligible to receive substantially similar coverage from another employer; and
•the vesting of any issued and unvested annual equity awards upon the Termination Date.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer
Date: June 12, 2026